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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         DATE OF REPORT: JUNE 25, 1999


                     ASSOCIATED PLANNERS REALTY INCOME FUND
             (Exact name of registrant as specified in its charter)



               CALIFORNIA                        33-11013                     95-4120092
               ----------                        --------                     ----------
       (State or other jurisdiction       (Commission File Number)     (IRS Taxpayer I.D. Number)
     of incorporation or organization)


         5933 WEST CENTURY BLVD., 9TH FLOOR, LOS ANGELES, CA 90045-5454
         --------------------------------------------------------------
          (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code (310) 670-0800
                                                           --------------


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Item 5.     Other Events.

Effective June 18, 1999, Associated Planners Realty Income Fund (A California Limited Partnership) was liquidated and dissolved. The Partnership's assets, which consisted solely of cash, were distributed to the Limited and General Partners in accordance with the terms of the partnership agreement. Appropriate filings will be made with the Securities and Exchange Commission and the State of California to officially terminate the Partnership.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                     ASSOCIATED PLANNERS REALTY INCOME FUND
                        A California Limited Partnership
                                  (Registrant)


                                            /s/ W. THOMAS MAUDLIN, JR.
                                            --------------------------------
                                            W. Thomas Maudlin, Jr.
                                                (A General Partner)



                                      By:   WEST COAST REALTY ADVISORS, INC.
                                                 (A General Partner)


                                            /s/ JOHN R. LINDSEY
                                            --------------------------------
                                            John R. Lindsey
                                            (Vice President/Treasurer)


June 25, 1999